Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events
23.	Subsequent events

In April 2019, the Company had agreed to acquire Viajes Falabella in Chile, Colombia, Perú and Argentina, together with a license to use the Viajes Falabella brand name for $ 27 million. The transaction assumes the transfer of these operations free of any financial debt. With this agreement, the Companies’ clients will have access to an enhanced travel and tourism product and service offering, through an omnichannel service model (online, call center and physical stores). In addition, customers will be able to access exclusive discounts, earn double CMR Points Falabella’s loyalty program, both at Viajes Falabella and Despegar, as well as an expanded product offering in exchange for CMR Points at Viajes Falabella.